UBS Series Funds

May 27, 2021

Supplement to the Prospectus dated August 28, 2020, as supplemented.

Includes:

•	UBS Select Prime Preferred Fund
•	UBS Select ESG Prime Preferred Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund. These disclosure changes will become effective on June 1, 2021 (“Effective Date”).

First, the minimum initial investment amount for investors purchasing shares of UBS Select Prime Preferred Fund is being reduced as described further below, and the temporary reduction in the minimum initial investment amount for investors purchasing shares of UBS Select ESG Prime Preferred Fund through UBS Financial Services Inc. is extended through September 30, 2021.

Second, this supplement updates certain information for UBS Select ESG Prime Preferred Fund regarding the extension of the voluntary fee waiver through July 31, 2021.

The Prospectus is hereby supplemented as shown below.

I. Reduction of the Minimum Initial Investment Amount

On the Effective Date, the section captioned “Fund summary” and sub-captioned “Purchase & sale of fund shares” for UBS Select Prime Preferred Fund beginning on page 7 of the Prospectus is revised by replacing the fourth sentence of that section in its entirety with the following:

The minimum investment level for initial purchases generally is $50,000,000.

On the Effective Date, the section captioned “Fund summary” and sub-captioned “Purchase & sale of fund shares” for UBS Select ESG Prime Preferred Fund beginning on page 24 of the Prospectus is revised by replacing the fourth sentence of that section in its entirety with the following:

The minimum investment level for initial purchases generally is $99,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $1,000,000.

ZS-1107

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Minimum investment” beginning on page 36 of the Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The minimum investment level for initial purchases of UBS Select ESG Prime Preferred Fund generally is $99,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $1,000,000. The minimum investment level for initial purchases of UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund generally is $50,000,000.

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Minimum investment” beginning on page 42 of the Prospectus is revised by replacing the first and second sentences of that section in its entirety with the following:

The minimum investment level for initial purchases of UBS Select ESG Prime Preferred Fund generally is $99,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $1,000,000. The minimum investment level for initial purchases of UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund generally is $50,000,000.

II. Extension of Voluntary Fee Waiver

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 50 of the Prospectus is revised by replacing the first sentence of the fifth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Preferred Fund’s expenses by 0.10% until July 31, 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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